EXHIBIT 32
                                                                      ----------

          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
           PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned have executed this certification in connection with the filing with the Securities and Exchange Commission of the Company's Annual Report on Form 10-KSB for the period ending December 31, 2007. The undersigned hereby certify that to our knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




Dated:   March 31, 2008                /s/Raul S. McQuivey
                                       -----------------------------------
                                       Raul S. McQuivey
                                       President and Chief Executive Officer
                                       (Principal Executive Officer)




Dated:   March 31, 2008                /s/Sidney C. Hooper
                                       -----------------------------------
                                       Sidney C. Hooper
                                       Chief Financial Officer and Treasurer
                                       (Principal Accounting Officer)